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                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 1
                      TO THE FOURTH AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
                        AIM INVESTMENT SECURITIES FUNDS
                     (INVESCO INVESTMENT SECURITIES FUNDS)

   This Amendment No. 1 (the "Amendment") to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust") amends, effective January 26, 2018, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to (i) remove Class B Shares from Invesco Corporate Bond Fund, Invesco Global Real Estate Fund, Invesco Government Money Market Fund, Invesco High Yield Fund, Invesco Real Estate Fund and Invesco U.S. Government Fund; and, (ii) remove Class BX Shares from Invesco Government Money Market Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 26, 2018.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
                        AIM INVESTMENT SECURITIES FUNDS
                     (INVESCO INVESTMENT SECURITIES FUNDS
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                              CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------
 Invesco Corporate Bond Fund            Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco Global Real Estate Fund        Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco Government Money Market Fund   Class AX Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class F Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares
                                        AIM Cash Reserve Shares
                                        Investor Class Shares

 Invesco High Yield Fund                Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares
                                        Investor Class Shares

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 PORTFOLIO                              CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------
 Invesco Real Estate Fund               Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Short Duration Inflation       Class A Shares
   Protected Fund                       Class A2 Shares
                                        Class F Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco Short Term Bond Fund           Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco U.S. Government Fund           Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares
                                        Investor Class Shares"

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